SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO
                                   FORM 8-K/A

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2002


                                 PC-EPHONE, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               98-0197707
------                                                          ---------------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

5375 Mira Sorrento Place, Suite 290
San Diego, California, USA                                                92121
--------------------------                                                -----
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                 858-550-2020
                                                                ---------------

Commission File Number: 000-26341



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Item 4.           Changes in Registrant's Certifying Accountant.

         a. On February 25, 2002, PC-Ephone, Inc., a Nevada corporation, or "we," "us" or "our," dismissed Amisano Hanson Chartered Accountants, or Amisano Hanson, from its position as our principal independent accountants. The decision to dismiss Amisano Hanson as our principal independent accountants was approved by our Board of Directors on February 22, 2002.

         In connection with our audits for the two (2) most recent fiscal years ended December 31, 2000 and 1999, and for the period from June 17, 1998 (inception), to December 31, 1998, and for the subsequent interim period from January 1, 2001 to February 25, 2002, there were no disagreements between Amisano Hanson and us, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson, would have caused Amisano Hanson to make reference in connection with its report for the related periods with respect to the subject matter of the disagreement.

         The audit reports of Amisano Hanson in our consolidated financial statements, as of and for the fiscal years ended December 31, 2000 and 1999, and for the period from June 17, 1998 (inception) to December 31, 1998, included a statement that such audit reports expressed doubt regarding our ability to continue as a going concern. Except as set forth in the immediately preceding sentence, such audit reports did not otherwise contain any adverse opinion or disclaimer of opinion, nor were they otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

         b. On February 22, 2002, we engaged Singer Lewak Greenbaum & Goldstein LLP, or Singer Lewak, to serve as our principal independent accountants. Prior to engaging Singer Lewak, neither we nor anyone on our behalf, consulted Singer Lewak regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered regarding our financial statements.

Item 6.           Resignation Of Registrant's Director

     On March 6, 2002, Jaekil Song resigned from his position as a member of our board of directors. On March 6, 2002, our board of directors appointed Se-Yup Choi to replace Mr. Song as a director. Mr. Choi is the Manager, International Marketing of Cyberbank Corp., or Cyberbank. Cyberbank is the developer of the PC-EPhone, Inc. and one of our principal shareholders.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.
                  ---------

                  16.1     Letter re change in certifying accountant



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 25, 2002                           PC-EPHONE, INC.


                                                 /s/ David C. Meltzer
                                                 ------------------------------
                                                 David C. Meltzer
                                                 President & Director